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                                                                    EXHIBIT 99.1



                 [LETTERHEAD OF GRACE PROPERTY MANAGEMENT, INC.]




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Reeves Telecom Limited Partnership (the "Partnership") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John S. Grace, President of Grace Property Management, Inc., the general partner of the Partnership, acting in the capacity and carrying out the responsibilities of the chief executive officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                             By: /s/ JOHN S. GRACE
                                                 ------------------------------
                                                 John S. Grace
                                                 President, acting in the
                                                 capacity and carrying out
                                                 the responsibilities of the
                                                 chief executive officer of
                                                 Reeves Telecom Limited
                                                 Partnership


Date: August 12, 2002




This certification accompanies the Quarterly Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.